                                                                EXHIBIT 10.15.11

                   LOAN MODIFICATION AGREEMENT (FIXED RATE #2)

            THIS LOAN MODIFICATION AGREEMENT (FIXED RATE #2), dated as of October 1, 2004 (this "MODIFICATION AGREEMENT"), between the parties identified as "Borrowers" on the signature pages hereto (each a "BORROWER" and collectively, the "BORROWERS") and MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER").

                                    RECITALS:

            WHEREAS, pursuant to the terms and conditions of that certain Loan and Security Agreement (Fixed Rate #2), dated as of June 25, 2004 (as amended or modified from time to time, the "LOAN AGREEMENT"; all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement), Lender made a loan to Borrower in the original principal amount of $67,864,000 (the "LOAN"), which Loan has an outstanding principal balance of $67,618,886.08 as of the date hereof; and

            WHEREAS, in connection with the Securitization of the Loan, Borrower and Lender wish to: (a) increase the principal amount of the Loan from $3,000,000 to $70,618,886.08; (b) modify the Allocated Loan Amounts with respect to certain Properties; (c) modify the Scheduled Mortgage Principal Payments; and
(d) amend and modify the Loan Agreement and the other Loan Documents upon the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration for the Loan, the covenants, agreements, representation and warranties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to modify and amend the Loan Agreement and other Loan Documents as follows:

            1. The parties to this Modification Agreement agree that: (a) the outstanding principal amount of the Loan is hereby increased by $3,000,000 (the "PRINCIPAL INCREASE") to $70,618,886.08 and all references to the term "Loan" in the Loan Agreement and the other Loan Documents are deemed to refer to the principal amount of the loan as increased by the Principal Increase; (b) Exhibit D to the Loan Agreement, setting forth the Allocated Loan Amount with respect to each Property, is hereby deleted in its entirety and superceded by Exhibit D attached hereto ("REPLACEMENT EXHIBIT D") and all references in the Loan Agreement and the other Loan Documents to (i) "Exhibit D" are hereby deemed to refer to Replacement Exhibit D and (ii) "Allocated Loan Amount" are hereby deemed to refer to the Allocated Loan Amounts set forth on Replacement Exhibit D (the parties acknowledge and agree that, for purposes of revision of the Allocated Loan Amounts, it has been assumed that the Principal Increase was made effective as of the Closing Date); and (c) Schedule 2.4 to the Loan Agreement, setting forth the Scheduled Mortgage Principal Payments with respect to the Loan, is hereby deleted in its entirety and superceded by Schedule 2.4 attached hereto ("REPLACEMENT SCHEDULE 2.4") and all references in the Loan Agreement and the other Loan Documents to (i) "Schedule 2.4" are hereby deemed to refer to Replacement Schedule 2.4 and (ii) "Scheduled Mortgage Principal Payments" are hereby deemed to refer to the Scheduled Mortgage Principal Payments set forth on Replacement Schedule 2.4.

            2. By execution of this Modification Agreement, Borrowers acknowledge receipt of the Additional Principal.

            3. From and after the date hereof, all references to the Loan Agreement in the Loan Documents shall mean the Loan Agreement, as modified and amended hereby.

            4. Except as expressly amended hereby, all of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed by the Borrowers and remain unmodified and in full force and effect. In the event of any conflict or ambiguity between the provisions of this Modification Agreement and those of the Loan Agreement and the other Loan Documents, the terms of this Modification Agreement shall control.

            5. Borrowers hereby represent and warrant that, as of the date hereof, (a) no Default or Event of Default has occurred and is continuing under the Loan Agreement or any of the Loan Documents and (b) no Material Adverse Effect has occurred with respect to any Borrower Party or any Property.

            6. This Modification Agreement supercedes any prior agreement, oral or written, between the parties hereto, and contains the entire agreement between Borrowers and Lender with respect to the subject matter hereof.

            7. THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            8. Counterparts. This Modification Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which counterparts together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Loan Agreement as of the date first written above.

                                   BORROWERS:

                                   AMI OPERATING PARTNERS, L.P.

                                   By: AMIOP Acquisition General Partner SPE
                                       Corp., its general partner

                                   By: /s/ Daniel E. Ellis
                                       ---------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                   ALBANY HOTELS, INC.
                                   APICO INNS OF GREEN TREE, INC.
                                   LODGIAN TULSA LLC
                                   LODGIAN AUGUSTA LLC
                                   LODGIAN LAFAYETTE LLC
                                   LODGIAN HOTELS FIXED II, INC.

                                   By: /s/ Daniel E. Ellis
                                       ---------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary, or
                                              Authorized Signatory for each of
                                              the entities listed above

                                   DEDHAM LODGING ASSOCIATES I,
                                     LIMITED PARTNERSHIP

                                   By: Dedham Lodging SPE, Inc., its general
                                       partner

                                   By: /s/ Daniel E. Ellis
                                       ---------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                   LENDER:

                                   MERRILL LYNCH MORTGAGE LENDING, INC.

                                   By: /s/ Robert Spinna
                                       ---------------------------------------
                                       Name: Robert Spinna
                                       Title: Vice President

                              REPLACEMENT EXHIBIT D

             ALLOCATED LOAN AMOUNTS/AGGREGATE ALLOCATED LOAN AMOUNTS

          LODGIAN    LOCATION
ML CODE    CODE        CODE              LEGAL ENTITY                   PROPERTY NAME                 ADDRESS              CITY
-------   -------    --------    ----------------------------      -----------------------    -----------------------    ----------
FIXED RATE LOAN #2
   31       alb        3311      Albany Hotel, Inc.                Crowne Plaza - Albany      30 Lodge Street            Albany
   21       bwi        1775      Lodgian Hotels Fixed II, Inc.     Holiday Inn - Linthicum    890 Elkridge Landing Rd.   Linthicum
   30       ded        2777      Dedham Lodging Associates I,      Residence Inn - Dedham     259 Elm St.                Dedham
                                 Limited Partnership
   57       tul        3636      Lodgian Tulsa LLC                 Courtyard by Marriott      3340 South 79th East       Tulsa
                                                                   - Tulsa                    Avenue
   53       laf        1515      Lodgian Lafayette LLC             Courtyard by Marriott      214 E. Kaliste Saloom      Lafayette
                                                                   - Lafayette                Road
   37       gtr        3802      Apico Inns of Greentree, Inc.     Holiday Inn - Pittsburgh   401 Holiday Drive          Pittsburgh
   52       aug        1265      Lodgian Augusta LLC               Marriott Fairfield Inn     201 Boy Scout Road         Augusta
                                                                   - Augusta
   40       yor        3875      AMI Operating Partners, L.P.      Holiday Inn - York         334 Arsenal Rd.            York
    7       ehc         850      AMI Operating Partners, L.P.      Holiday Inn - E.           363 Roberts St.            E.
                                                                   Hartford                                              Hartford
                                                                   SUBTOTAL

                                          ALLOCATED
                                          MEZZANINE     AGGREGATE
          LODGIAN            ALLOCATED      LOAN        ALLOCATED
ML CODE    CODE     STATE   LOAN AMOUNT    AMOUNT      LOAN AMOUNT
-------   -------   -----   -----------   ---------    -----------
FIXED RATE LOAN #2
    31       alb      NY    $23,331,000    $    0      $23,331,000
    21       bwi      MD    $21,350,000    $    0      $21,350,000
    30       ded      MA    $ 5,555,000    $    0      $ 5,555,000
    57       tul      OK    $ 5,040,000    $    0      $ 5,040,000
    53       laf      LA    $ 5,925,000    $    0      $ 5,925,000
    37       gtr      PA    $ 3,588,000    $    0      $ 3,588,000
    52       aug      GA    $ 2,200,000    $    0      $ 2,200,000
    40       yor      PA    $ 2,475,000    $    0      $ 2,475,000
     7       ehc      CT    $ 1,400,000    $    0      $ 1,400,000
                            $70,864,000    $    0      $70,864,000

                              Replacement Exhibit D

                            REPLACEMENT SCHEDULE 2.4

                                [Attached Hereto]

                            Replacement Schedule 2.4